UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2017 (December 5, 2017)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	1-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 5, 2017, the Board of Trustees (the “Board”) of Eversource Energy elected John Y. Kim to serve as a Trustee, effective January 1, 2018.  The Board also appointed Mr. Kim to serve on the Board’s Audit and Compensation Committees.

Mr. Kim’s initial term as a Trustee will continue until Eversource Energy’s 2018 Annual Meeting of Shareholders on May 2, 2018. Mr. Kim will receive an annual cash retainer in the amount of $115,000 for service on the Board during his term of office, including participation in all Board and Committee meetings.  Mr. Kim will also be entitled to receive an annual grant under the Eversource Incentive Plan (the “Plan”) equal to that number of Restricted Share Units (“RSUs”) resulting from dividing $135,000 by the average closing price of Eversource Energy common shares as reported on the New York Stock Exchange for the 10 trading days immediately preceding the date of grant, rounded to the nearest whole RSU.

Mr. Kim, 57, has served as President of New York Life Insurance Company, the largest mutual life insurance company in the United States, since 2015. Since 2008, Mr. Kim served in various other positions at New York Life, including as its Chief Investment Officer from 2011 to 2017; Vice Chairman from 2014 to 2015; Executive Vice President from 2008 to 2014; and CEO, New York Investment Management LLC from 2008 to 2011.  Mr. Kim currently serves as a director and a member of the Audit Committee of Fiserv, Inc., a company that provides software and services to the financial industry.

There is no arrangement or understanding between Mr. Kim and any other person pursuant to which he was elected as a Trustee. Mr. Kim does not have any transactions with related persons in which Eversource Energy is a participant that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of Eversource Energy’s news release announcing Mr. Kim’s election is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

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Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	News Release announcing the election of John Y. Kim as a Trustee issued by Eversource Energy, dated December 7, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY

(Registrant)

December 7, 2017                                            By: /S/JAY S. BUTH

Jay S. Buth

Vice President, Controller and

Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release announcing the election of John Y. Kim as a Trustee issued by Eversource Energy, dated December 7, 2017.